UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): April 28, 2015

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee (the “Committee”) of the Board of Directors of Employers Holdings, Inc. (the “Company”) continuously reviews the Company's executive compensation program to ensure that it rewards the achievement of specific goals, aligns executives' interests with those of the Company's stockholders by rewarding performance that meets or exceeds the established goals, and ultimately motivates the Company's executives to increase stockholder value without encouraging excessive risk taking. As part of this review, the Committee considers, among other things, input from the Company's major stockholders, the voting policies of various proxy advisory services and trends in the marketplace.

The Company is a party to employment agreements (the “Employment Agreements”) with Stephen V. Festa, the Company’s Executive Vice President, Chief Operating Officer; Ann W. Nelson, the Company's Executive Vice President, Corporate and Public Affairs; John P. Nelson, the Company's Executive Vice President, Chief Administrative Officer; and Lenard T. Ormsby, the Company's Executive Vice President, Chief Legal Officer and General Counsel (each, an “Executive” and collectively, the “Executives”). The Employment Agreements, each effective as of January 1, 2014, except for Mr. Festa’s Employment Agreement, which was effective August 25, 2013, provide that the agreements’ respective terms would automatically expire on December 31, 2015, unless the Company gave written notice to the applicable Executive, no later than six months prior to the expiration of the Employment Agreement's current term, of an intent to renew the agreement for an additional two-year term.

In this regard, on April 28, 2015, the Committee agreed to have each of the Executives notified in writing that the Company would be renewing each of the Employment Agreements for an additional two year term (expiring on December 31, 2017.

The Employment Agreements have previously been filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Company on August 20, 2013, for Mr. Festa, and for Ms. Nelson and Messrs. Nelson and Ormsby, Exhibits 10.1, 10.2 and 10.3, respectively, to the Company's Current Report on Form 8-K filed by the Company on December 8, 2011, and the material terms of these Employment Agreements are described therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	April 29, 2015	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel